Inventories, net (Details) - USD ($)	Sep. 30, 2024	Sep. 30, 2023
Inventories
Raw materials	$ 3,635,548	$ 1,619,534
Finished goods	0	1,224,555
Sub-total	3,635,548	2,844,089
Less: allowance for inventories	(306,204)	(188,856)
Total	$ 3,329,344	$ 2,655,233